Supplement Dated March 2, 2016
To The Prospectuses Dated April 27, 2015 For

ELITE ACCESS® and ELITE ACCESS BROKERAGE EDITIONSM
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

ELITE ACCESS® and ELITE ACCESS BROKERAGE EDITIONSM
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com (or for contracts issued in New York, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-800-599-5651; www.jackson.com).

JNL Series Trust Sub-Adviser Changes. The following sub-adviser changes are effective March 2, 2016:

•	For the JNL Multi-Manager Alternative Fund, Visium Asset Management, LP is removed as a sub-adviser and Westchester Capital Management, LLC is added as a sub-adviser.

•
The prospectuses are updated to reflect the above changes by deleting the reference to Visium Asset Management, LP, and adding Westchester Capital Management, LLC as a sub-adviser, in the disclosure related to the JNL Multi-Manager Alternative Fund appearing under the section titled “Investment Divisions”.

______________________________
(To be used with JMV8037 04/15, JMV8037BE 04/15, JMV8037NY 04/16 and JMV8037BENY 04/16)

CMV16842 03/16